UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

The Jones Group Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway New York, New York
(Address of principal executive offices)

10018
(Zip Code)

(212) 642-3860
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 19, 2013, The Jones Group Inc., a Pennsylvania corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jasper Parent LLC (“Parent”), a Delaware limited liability company, and Jasper Merger Sub, Inc. (“Merger Sub”), a newly formed Pennsylvania corporation and a wholly owned subsidiary of Parent,  providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.  At the closing of the Merger, each share of Company common stock issued and outstanding immediately prior to the closing of the Merger (other than shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent and shares owned by the Company or any direct or indirect wholly owned subsidiary of the Company, in each case not held on behalf of third parties) will be converted into the right to receive an amount in cash equal to $15.00 per share, without interest.  Parent and Merger Sub are beneficially owned by affiliates of Sycamore Partners, L.P. and Sycamore Partners A, L.P.  In connection with the transactions contemplated by the Merger Agreement, the Company has agreed to suspend the payment of its regular quarterly dividend.  The Merger Agreement was unanimously approved by the board of directors of the Company (the “Board”).  A copy of the press release issued by the Company announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The terms of the Merger Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

On December 19, 2013, the Company sent a letter to its customers and business partners, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On December 19, 2013, the Company sent a letter to its associates, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On December 19, 2013, the Company sent a list of Frequently Asked Questions to its associates, which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger, and all other statements made in this Current Report on Form 8-K that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, these forward-looking statements may be identified by the use of words such as “may”, “will”, “expect”, “plan”, “anticipate”, “believe”, or “project”, or the negative of those words or other comparable words.  Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and subject to applicable law to the contrary, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company’s actual results to differ materially from those suggested by the projected results in such forward-looking statements.  Such risks and uncertainties include, among others:  any conditions imposed on the parties in connection with the consummation of the transactions described herein; approval of the Merger by the Company’s shareholders (or the failure to obtain such approval); the ability to obtain regulatory approvals of the Merger and the other transactions contemplated by the Merger Agreement on the proposed terms and schedule; the Company’s ability to maintain relationships with customers, employees or suppliers following the announcement of the Merger Agreement and the transactions contemplated thereby; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the proposed transactions; the risk that the Merger and the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 22, 2013, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.  Any or all of the Company’s forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It

This communication  may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent.  In connection with the proposed Merger, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to The Jones Group Inc. Investor Relations at 1411 Broadway, New York, NY 10018, telephone number (212) 703-9819, or from the Company’s website, www.jonesgroupinc.com.

Certain Information Concerning Participants

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Merger.  Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on May 15, 2013.  Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when filed with the SEC.  Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibits are filed as part of this Report on Form 8-K:

99.1	Joint Press Release, dated December 19, 2013, of The Jones Group Inc. and Sycamore Partners.
99.2	Letter to Customers and Business Partners.
99.3	Letter to Associates.
99.4	List of Frequently Asked Questions to Associates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC.,

Date: December 20, 2013	By:	/s/ Ira M. Dansky
		Name:	Ira M. Dansky
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release, dated December 19, 2013, of The Jones Group Inc. and Sycamore Partners.
99.2	Letter to Customers and Business Partners.
99.3	Letter to Associates.
99.4	List of Frequently Asked Questions to Associates.

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